[PHOTO]

VANGUARD
PREFERRED STOCK
FUND

Semiannual Report
April 30, 1997


[THE VANGUARD GROUP LOGO]

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future.

The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson; and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

                                    CONTENTS

                                  A Message To
                                Our Shareholders
                                       1

                                  The Markets
                                 In Perspective
                                       3

                                  Report From
                                  The Adviser
                                       5

                                  Performance
                                    Summary
                                       7

                                   Financial
                                   Statements
                                       8

                                  Trustees And
                                    Officers

                               INSIDE BACK COVER

All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

[PHOTO]

FELLOW SHAREHOLDER,

During the first half of Vanguard Preferred Stock Fund's 1997 fiscal year, the U.S. economy exhibited continued strength while inflation remained tame and interest rates nudged higher. In this environment, your Fund provided a total return of +4.3% for the six months ended April 30, beating the returns of its primary competitive benchmarks.

         The following table compares the Fund's six-month total return (capital change plus reinvested dividends) with those of the unmanaged Merrill Lynch Perpetual Preferred Index (a broad measure of the preferred-stock market) and the average fixed-income mutual fund.


-----------------------------------------------------
                                       TOTAL RETURN
                                     SIX MONTHS ENDED
                                      APRIL 30, 1997
-----------------------------------------------------
Vanguard Preferred Stock Fund              +4.3%
-----------------------------------------------------
Average Fixed Income Fund                  +2.0%
-----------------------------------------------------
Merrill Lynch Perpetual
   Preferred Index                         +3.9%
-----------------------------------------------------

         Our Fund's return is based on an increase in net asset value from $9.67 per share on October 31, 1996, to $9.74 per share on April 30, 1997, with the latter figure adjusted for the reinvestment of dividends totaling $0.34 per share from net investment income. We expect 100% of our fiscal 1997 income dividends to qualify for the 70% intercorporate dividends-received deduction
(DRD).  The Fund's yield as of April 30, 1997, was 6.2%.

THE PERIOD IN REVIEW

A nearly ideal climate for common stocks--strong economic growth, rising corporate profits, and relatively low inflation--prevailed during the six months. The Standard & Poor's 500 Composite Stock Price Index, propelled by gains in many of its marquee names (Microsoft, Coca-Cola, IBM), produced a stellar return of +14.7% for the half-year.

         In the fixed-income market, jitters about inflation sent interest rates higher. The Federal Reserve Board raised its target for short-term interest rates by a quarter-point to 5.50% on March 25. However, interest rates on balance were up only slightly during the six months (by amounts ranging from 0.08% on 90-day U.S. Treasury bills to roughly 0.30% for 10-year and 30-year Treasuries). The yield on the benchmark long-term U.S. Treasury bond moved steadily higher during most of the period, topping out at 7.17% in mid-April. However, the long-bond yield settled back under 7% during April's final days. On balance, the increase in long-term interest rates from 6.64% to 6.96% during the period engendered a roughly -4% decline in bond prices.

         As you know, interest-rate fluctuations are the prime movers of the fixed-income market, including preferred stocks, whose long-term maturities make them highly sensitive to rate changes. But the preferred market has been wrestling with additional influences lately, most notably the U.S. Treasury Department's still-circulating proposal to lower the DRD from 70% to 50%. The possibility of approval has already had a negative impact on the prices of DRD-eligible preferred stocks. (We note that individual investors are unable to use this tax deduction and are, therefore, not compensated for this particular risk associated with the Fund.)

         Overall, the negative effects of the potential DRD reduction and of higher interest rates were offset during the six months by a lessened supply of new DRD-eligible preferred-stock issues, which helped support prices. The adviser's report on page 5 provides further detail on the preferred-stock market.

         With its return of +4.3% during the six-month period, our Fund gave a good account of itself versus the average fixed-income fund, which returned +2.0%, and versus the Merrill Lynch Perpetual Preferred Index, at +3.9%. Outperforming the Index, even by a marginal amount, was notable given that our Fund incurs operating expenses and transaction costs while the Index does not.

         As we have reminded you in the past, the average fixed-income fund is a far-from-perfect standard of comparison for our Fund, which is one of the few "pure" preferred stock mutual funds. We note that part of our return advantage over the average fixed-income fund is due to the lower credit quality of preferred stocks, which are junior in status to bonds with regard to claims on both interest and principal. In addition, because preferred stocks have no stated maturity date, they tend to have longer effective maturities than even long-term bonds. The consequent high sensitivity to interest-rate fluctuations works to our relative advantage during periods of steady or falling interest rates, while it is a detriment when rates are rising.

IN SUMMARY

The sizable, sudden fluctuations in the stock market during the first half of our fiscal year reinforced the two key messages that we have repeatedly provided in our Reports to you. The first message, of course, concerns the importance of holding a balanced portfolio of stock funds, bond funds, and money market funds in proportions appropriate to your financial situation, tolerance for risk, and investment objectives. By making it easier to ride out episodes of market volatility, a balanced portfolio in turn helps investors to adhere to our second message: Always "stay the course" toward your long-term investment goals.

         We look forward to reporting to you on the full 1997 fiscal year six months hence.



/s/ JOHN C. BOGLE                                           /s/ JOHN J. BRENNAN
John C. Bogle                                               John J. Brennan
Chairman of the Board                                       President

May 19, 1997

[PHOTO]

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 1997

U.S. EQUITY MARKETS

The U.S. stock market continued to perform solidly over the six months, reflecting a confidence based on moderate economic growth, quiescent inflation, and solid increases in corporate profits. While concern grew among some investors that continued economic expansion could lead to higher inflation, as of the period's end there was no confirmed sign that inflation had increased. The inflation fears nonetheless led to an erratic upward drift in interest rates amid the ongoing strong returns from domestic equities.

         Those strong returns have, however, been concentrated in the shares of large companies. The Standard & Poor's 500 Composite Stock Price Index, for example, gained 14.7% over the six-month period, compared to a meager 1.6% gain for the Russell 2000 Index. In April alone, the S&P 500 Index beat the Russell 2000 Index by 5.7% (6.0% versus 0.3%). Larger companies have outperformed their smaller-capitalization counterparts fairly consistently since the end of 1993. There are a variety of theories as to why, including better earnings growth, greater productivity, and fewer negative earnings surprises.

----------------------------------------------------------------------------------------------
                                                                TOTAL RETURNS
                                                         PERIODS ENDED APRIL 30, 1997
                                               -----------------------------------------------
                                               6 MONTHS             1 YEAR            5 YEARS*
----------------------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                                 14.7%               25.1%               17.1%
   Russell 2000 Index                             1.6                 0.1                13.7
   MSCI-EAFE Index                                1.7                -0.6                10.9
----------------------------------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index                    1.7%                7.1%                7.4%
   Lehman 10-Year Municipal
     Bond Index                                   2.3                 6.4                 7.5
   Salomon 90-Day U.S. Treasury Bills             2.6                 5.2                 4.5
----------------------------------------------------------------------------------------------
OTHER
   Consumer Price Index                           1.2%                2.5%                2.8%
----------------------------------------------------------------------------------------------

*Average annual.

         The recent gap in performance between large and small is particularly noticeable in two sectors: technology and health care. Over the past six months, technology issues in the S&P 500 Index have gained 26.3% while those in the Russell 2000 Index have dropped -11.9%. In health care, the S&P's holdings gained 17.6%, compared to a decline of -6.8% in the Russell 2000 Index. Within these sectors, the larger companies' dominant products and the predictable earnings they generate appear to be the primary difference.

         Financial-services firms, by contrast, have generally fared well regardless of size, with gains of 16.9% in the S&P 500 Index and 12.2% in the Russell 2000 Index since October. The strength of the economy, which helps to keep bad-debt levels at a minimum, and the overall growth of consumer credit have helped these stocks greatly.

U.S. FIXED-INCOME MARKETS

The erratic rise in interest rates during the past six months reflected rising and falling expectations regarding economic growth and inflation. During November, investors seemed to expect a slowing of growth, and the 10-year U.S. Treasury's yield declined from 6.38% to 6.04%. The same note's yield then rose to 6.67% in late January, riding a perception that growth was markedly stronger than analysts had expected. Then the pattern repeated itself, with the 10-year's rate falling to 6.26% in mid-February and rising to 6.90% at the end of March. In April, the consensus seemed to be shifting again, with the 10-year Treasury yield falling to 6.72%.

         There is a simple explanation for this interest rate seesaw. Many investors consider it a paradox that the economy has continued to expand at a robust pace accompanied by strong job growth and low unemployment--but no increase in inflation. Bond investors have therefore been particularly sensitive to economic reports that might reveal inflation to be creeping up at last. The data have been variable, tilting the consensus back and forth between expectations of higher or continued stable inflation rates. The most recent releases depict an exceptionally strong economy. For example, the U.S. economy expanded at a 5.6% rate in the first quarter with no inflationary pressures (e.g., declining producer prices and an increase of only 2.5% in employment costs).

         The net result for bond investors has been mediocre returns. The 1.7% generated by the Lehman Brothers Aggregate Bond Index over the past six months, for example, consists of an income return of 3.4% and a capital decline of -1.7%, reflecting the modest increase in interest rates. During this period, investors who favored shorter-maturity and lower-quality issues achieved somewhat better returns. Mortgage-backed securities performed well on a relative basis, as higher rates led to fewer mortgage refinancings. Municipal issues also tended to perform better than their taxable counterparts.

INTERNATIONAL EQUITY MARKETS

With the dollar strengthening by 10% to 16% against most major currencies, U.S. investors who held foreign equities faced a headwind during the past six months. (The major exception was the pound sterling, which was effectively unchanged against the dollar.) The Morgan Stanley Capital International-Europe, Australasia, Far East Index gained 1.7% in dollar terms, while in local terms the return was 11.2%. Those who favored Europe over the Pacific region did not feel the pain as much, due to the strong (23.1%) return generated by the local markets. For U.S. investors, European markets provided 11.9%. The strength of the European markets can be attributed to several factors, including (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

         Investors with a focus in the Pacific markets were less fortunate, as illustrated by the weak Japanese market, which fell -3.2% (a -13.2% drop for dollar-based investors). Despite positive news, including reports of growth in exports, lower inventories, and higher industrial production, the focus in the Japanese market has been the poor quality of many banks' balance sheets and the likely effects of an increase in the consumption tax. However, according to some observers, the level of economic activity seems to be improving now in Japan.

[PHOTO]

REPORT FROM THE ADVISER

         For the six months ended April 30, 1997, Vanguard Preferred Stock Fund posted a total return of 4.3%, exceeding the returns of both of our principal benchmarks: the average fixed-income mutual fund (2.0%) and the Merrill Lynch Perpetual Preferred Stock Index (3.9%). Our return for the 12 months ended April 30 was 12.0%, which also surpassed the returns achieved by the average competing mutual fund (6.8%) and the Index (8.7%).

AN OVERVIEW OF THE PERIOD

Long-term interest rates rose by slightly more than 30 basis points (0.30 percentage point) from the beginning to the end of our fiscal half-year. The Federal Reserve Board raised short-term interest rates by 25 basis points on March 25. Because of these increases, the prices of debt securities generally have declined.

         Surprisingly, preferred-stock prices have remained relatively firm in this mildly negative environment for fixed-income securities. The underlying strength in the market for preferred stock also held up despite uncertainty stemming from the U.S. Treasury Department's proposal to lower the intercorporate dividends-received deduction (DRD) from 70% to 50% on preferred-stock dividends. This suggested change in tax legislation could potentially slice 7% to 8% off the price of a typical DRD-eligible, perpetual preferred. Such a drop in price would be necessary to restore the yield on preferred stocks to the same after-tax level it now has.

         The potential negative effects from the proposed reduction in the DRD and the increase in interest rates have been offset by a continued lack of newly issued DRD-eligible preferred stocks, which has created a shortage of available merchandise.

MARKET UPDATE

A major event in the last six months in the high-grade corporate bond market has been the issuance and acceptance of "trust preferreds." These preferreds, which are not eligible for the DRD and thus not appropriate for your Fund, are viewed by banking regulators as core capital for banks and by credit-rating agencies as something akin to equity for nonfinancial issuers. Therefore, these securities have become popular among certain issuers. Trust preferreds are typically purchased by the standard corporate bond buyer, not by the preferred-stock investor. The President's budget proposal would limit the deduction of a trust preferred's dividend in an attempt to curb these "equity-flavored" debt instruments.

         Among issues that are DRD-eligible and are being purchased by the Fund, "DRD protection" remains important because the proposal to lower the DRD rate is still under consideration. The prospectus of an issue with DRD protection states that the issuer will increase the

INVESTMENT PHILOSOPHY

This Fund is managed in the interest of corporations able to use the 70% "intercorporate dividends-received" deduction under federal tax law. The adviser believes that the Fund can provide a relatively high and sustainable level of income that qualifies for the deduction by investing primarily in dividend-paying, high-quality, cumulative preferred stocks. (Note: Individual investors are unable to use this tax deduction and are, therefore, not compensated for the interest-rate and credit risks inherent in the Fund.)

dividend if the DRD is lowered so that on an after-tax basis the investor is left whole with respect to income.

         Six months ago, we mentioned that banks were issuing several new preferreds with an unusual structure. Known as "fixed-rate adjustable preferreds," these securities have DRD protection and pay dividends at a fixed rate for five years. After five years, dividends fluctuate as market interest rates change. These preferreds are noncumulative, which allows banks that issue the securities to count them as "Tier One," or base, capital. However, because trust preferreds have certain features that are more favorable for issuers, we do not expect any significant issuance of the fixed-rate adjustable preferreds in the future.

INVESTMENT GOALS AND STRATEGY

The investment goals and strategy of the Fund are consistent with those that were put in place when it was started in 1975. Relatively high-quality preferred stocks are purchased with the goal of qualifying all of the Fund's dividends for the 70% DRD. We achieved total qualification in fiscal 1996, as we have in all previous years, and we expect to do the same in fiscal 1997. Another objective of the Fund is to provide sustainable, tax-advantaged income through holdings of investment-grade preferreds.

         The risk to the Fund's net asset value from a reduction in the DRD is always present and cannot be predicted. That risk can be mitigated only marginally through investment in DRD-protected securities. The risk to the Fund from rising long-term interest rates is also a constant. However, we can attempt to control income risk and variability by investing in the securities of high-quality companies with call protection. Stability of income should also be strengthened by broad diversification. The Fund currently owns preferred stocks of some 50 issuers.

         The Fund's credit-quality breakdown is as follows: cash and Treasuries, 4% of assets; AA, 18%; A, 41%; BBB, 37%. A total of 44% of Vanguard Preferred Stock Fund's assets are concentrated in securities issued by 27 companies in the electric utility industry. We continue to believe that the risks and rewards from investing in this industry are favorably balanced. To provide industry diversification, we also seek to own securities issued by high-quality financial-services companies.

Earl E. McEvoy, Senior Vice President
Wellington Management Company, LLP

May 13, 1997

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely so that an investment in the Fund could lose money.

PREFERRED STOCK FUND
TOTAL INVESTMENT RETURNS: OCTOBER 31, 1976-APRIL 30, 1997
---------------------------------------------------------
                PREFERRED STOCK FUND      MERRILL LYNCH
FISCAL   CAPITAL       INCOME    TOTAL        INDEX*
YEAR      RETURN       RETURN    RETURN    TOTAL RETURN
---------------------------------------------------------
1977         2.5%        8.7%     11.2%        10.5%
1978        -6.7         8.3       1.6         -2.2
1979       -12.2         8.1      -4.1         -4.9
1980        -9.1        10.3       1.2         -3.4
1981       -10.9        11.4       0.5         -3.7
1982        17.5        18.6      36.1         27.0
1983         1.5        11.9      13.4         16.6
1984        -6.9        12.5       5.6          5.3
1985         9.7        14.2      23.9         23.4
1986        20.7        11.9      32.6         37.9
1987       -17.8         7.2     -10.6         -3.8
1988         0.5        11.9      12.4          8.7
1989         8.6         7.2      15.8         14.5
1990        -4.6         8.9       4.3         -3.1
1991        10.2        10.6      20.8         28.8
1992         2.9         8.4      11.3         13.5
1993         7.2         8.4      15.6         10.4
1994       -15.2         6.7      -8.5         -5.0
1995        15.1         8.7      23.8         18.0
1996         0.6         7.4       8.0          7.4
1997**       0.7         3.6       4.3          3.9
---------------------------------------------------------

 *S&P Preferred Index through March 1989; Merrill Lynch Perpetual Preferred Index thereafter.
**Six months ended April 30, 1997.
See Financial Highlights table on page 12 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1997*
------------------------------------------------------------------------------------------------------------
                                                                                         10 YEARS
                               INCEPTION                                    --------------------------------
                                 DATE            1 YEAR        5 YEARS       CAPITAL      INCOME       TOTAL
------------------------------------------------------------------------------------------------------------
Preferred Stock Fund            12/3/75          10.72%         9.24%         0.18%       8.43%        8.61%
------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

[PHOTO]

FINANCIAL STATEMENTS
APRIL 30, 1997 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.


---------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
PREFERRED STOCK FUND                                 SHARES          (000)
---------------------------------------------------------------------------
PREFERRED STOCKS (95.9%)
---------------------------------------------------------------------------
AUTO & TRANSPORTATION (4.4%)
    Ford Motor Co. 8.25%                            425,000      $  11,687
    General Motors Corp. 7.92%                       66,300          1,732
                                                                 ----------
                                                                    13,419
                                                                 ----------
CONSUMER STAPLES (2.3%)
    McDonald's Corp. 7.72%                          265,500          6,837
                                                                 ----------

FINANCIAL SERVICES (45.2%)
    BANKS-NEW YORK CITY (10.0%)
    Bankers Trust New York Corp.
       7.50%                                        150,000          3,806
    Chase Manhattan Corp. 7.50%                     150,000          3,844
    Citicorp 8.30%                                  275,000          7,322
    J. P. Morgan & Co., Inc. 6.625%                 250,000         12,875
    Republic New York Corp. 7.25%                    86,000          2,247

    BANKS-OUTSIDE NEW YORK CITY
       (14.7%)
    ABN-AMRO North America 6.075%                     5,000          4,999
-   ABN-AMRO North America 6.59%                      4,000          3,920
    BankBoston Corp. 7.875%                         280,000          7,280
    Comerica Inc. 6.84%                             150,000          7,688
    Fleet Financial Group 6.75%                     145,000          7,540
    Fleet Financial Group 7.25%                      50,000          1,306
    NationsBank Corp. 8.75%                           9,000            234
    PNC Bank Corp. 6.05%                            125,000          6,205
    Wells Fargo & Co. 6.59%                         100,000          5,121

    FINANCE COMPANIES (5.6%)
    Beneficial Corp. $4.30                           80,050          5,203
    Beneficial Corp. 5.00%                           40,000          1,450
    Household International, Inc.
       7.35%                                        400,000         10,250

    FINANCIAL-MISCELLANEOUS (9.7%)
    Federal Home Loan
       Mortgage Corp. 6.125%                        250,000         12,625
    Federal National
       Mortgage Assn. 6.41%                          35,800          1,817
    Federal National
       Mortgage Assn. 6.45%                         165,800          8,456
    MBNA Corp. 7.50%                                250,000          6,500

    INSURANCE-LIFE (1.0%)
    W. R. Berkley Corp. 7.375%                      117,725          3,002

    SECURITIES BROKERS & SERVICES
       (4.2%)
    Morgan Stanley Group 5.91%                       40,000          1,960
    Morgan Stanley Group 7.75%                      200,000         10,700
                                                                 ----------
                                                                   136,350
                                                                 ----------
TECHNOLOGY (0.1%)
    International Business
       Machines Corp. 7.50%                          16,000            426
                                                                 ----------
UTILITIES-ELECTRICAL (43.9%)
    Alabama Power Co. 6.40%                         200,000          4,875
    Arizona Public Service 7.25%                    208,916          5,275
    Baltimore Gas & Electric Co. 6.70%               39,700          4,093
    Baltimore Gas & Electric Co. 6.99%               35,000          3,777
    Baltimore Gas & Electric Co. 7.125%              40,000          4,186
    Commonwealth Edison Co. $7.24                    50,000          4,675
    Duke Power Co. 6.375%                            97,900          2,374
    Duke Power Co. 7.00%                             50,000          5,105

---------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                                     SHARES          (000)
---------------------------------------------------------------------------
    Duke Power Co. 7.85%                             25,000      $   2,673
    Entergy Arkansas Inc. $1.96                      60,000          1,476
    Entergy Louisiana Inc. 4.16%                      7,000            395
    Entergy Louisiana Inc. 4.44%                      6,000            356
    Florida Power & Light Co. 6.75%                  10,000          1,047
    Florida Power & Light Co. 6.98%                  75,000          7,950
    Gulf Power Co. 5.44%                              5,500            428
    Idaho Power Co. 7.07%                            25,000          2,539
    Illinois Power Co. 4.20%                          6,850            206
    Illinois Power Co. 4.26%                         14,000            420
    Illinois Power Co. 4.42%                         15,600            484
    Illinois Power Co. 7.75%                         25,000          1,292
    Monongahela Power Co. 7.73%                      50,000          5,350
    Oklahoma Gas & Electric Co.
       5.34%                                          5,950            473
    PECO Energy Co. 7.48%                            50,000          5,194
    PSI Energy Inc. 6.875%                           40,000          4,160
    PSI Energy Inc. 7.44%                           200,000          5,125
    Pacific Gas & Electric Co. 4.36%                 11,800            184
    Pacific Gas & Electric Co. 5.00%                 39,800            726
    Pacific Gas & Electric Co. 7.04%                150,000          3,937
    Pennsylvania Power & Light Co.
       6.75%                                         85,000          9,279
    Puget Sound Energy 7.45%                        240,000          6,420
    San Diego Gas & Electric Co.
       6.80%                                        140,000          3,612
    Savannah Electric & Power Co.
       6.64%                                        140,000          3,465
    Sierra Pacific Power Co. 7.80%                  200,000          5,535
-   South Carolina Electric & Gas Co.
       6.52%                                         65,000          6,598
    Southern California Edison Co. 4.24%             14,200            220
    Southern California Edison Co.
       5.80%                                         10,800            235
    Texas Utilities Electric Co. $4.76                3,786            258
    Texas Utilities Electric Co. 7.50%               52,000          1,371
    Texas Utilities Electric Co. $7.98               45,000          5,265
    Union Electric Co. $7.64                         33,000          3,484
    Virginia Electric & Power Co.
       $6.98                                         60,000          6,442
    West Penn Power Co. 4.20%                         5,000            307
    Wisconsin Public Service Co.
       6.88%                                         10,000          1,024
                                                                 ----------
                                                                   132,290
                                                                 ----------
---------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
    (COST $281,838)                                                289,322
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                       FACE         MARKET
                                                     AMOUNT         VALUE*
                                                      (000)          (000)
---------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION (1.7%)
---------------------------------------------------------------------------
U.S. TREASURY BOND
    6.50%, 11/15/26
    (COST $5,069)                                    $5,250      $   4,931
---------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.3%)
---------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    5.31%, 5/1/97
    (COST $6,936)                                     6,936          6,936
---------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
    (COST $293,843)                                                301,189
---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
---------------------------------------------------------------------------
Other Assets--Note C                                                 2,319
Liabilities                                                         (1,882)
                                                                 ----------
                                                                       437
---------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------
Applicable to 30,974,036 outstanding
    shares of beneficial interest
    (unlimited authorization--no par value)                       $301,626
===========================================================================

NET ASSET VALUE PER SHARE                                            $9.74
===========================================================================

*See Note A in Notes to Financial Statements.
-Non-Income Producing Security. New issue that has not paid a dividend as of April 30, 1997.

---------------------------------------------------------------------------
AT APRIL 30, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------
                                                     AMOUNT            PER
                                                      (000)          SHARE
---------------------------------------------------------------------------
Paid in Capital--Note A                            $295,747          $9.55
Undistributed Net
Investment Income--Note A                             1,622            .05
Accumulated Net Realized Losses                      (3,089)          (.10)
Unrealized Appreciation--Note E                       7,346            .24
---------------------------------------------------------------------------
NET ASSETS                                         $301,626          $9.74
===========================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-----------------------------------------------------------------------------------------
                                                                     PREFERRED STOCK FUND
                                                          SIX MONTHS ENDED APRIL 30, 1997
                                                                                    (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                     $10,151
    Interest                                                                          163
                                                                                ---------
          Total Income                                                             10,314
                                                                                ---------
EXPENSES
    Investment Advisory Fee--Note B                                                   199
    The Vanguard Group--Note C
          Management and Administrative                                               324
          Marketing and Distribution                                                   35
    Custodian Fees                                                                      1
    Auditing Fees                                                                       4
    Shareholders' Reports                                                               2
    Annual Meeting and Proxy Costs                                                      1
                                                                                ---------
          Total Expenses                                                              566
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                               9,748
-----------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                     1,236
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES           1,212
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $12,196
=========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------------
                                                                                  PREFERRED STOCK FUND
                                                                          ---------------------------------
                                                                              SIX MONTHS              YEAR
                                                                                   ENDED             ENDED
                                                                           APR. 30, 1997     OCT. 31, 1996
                                                                                   (000)             (000)
-----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
         Net Investment Income                                                     9,748            21,355
         Realized Net Gain                                                         1,236             1,305
         Change in Unrealized Appreciation (Depreciation)                          1,212              (552)
                                                                                ---------------------------
                 Net Increase in Net Assets Resulting from Operations             12,196            22,108
                                                                                ---------------------------
DISTRIBUTIONS
         Net Investment Income                                                   (10,325)          (20,847)
         Realized Capital Gain                                                        --                --
                                                                                ---------------------------
                 Total Distributions                                             (10,325)          (20,847)
                                                                                ---------------------------
NET EQUALIZATION CHARGES--NOTE A                                                      --              (370)
                                                                                ---------------------------
CAPITAL SHARE TRANSACTIONS(1)
         Issued                                                                   48,736            56,872
         Issued in Lieu of Cash Distributions                                      7,514            15,200
         Redeemed                                                                (42,194)          (95,268)
                                                                                ---------------------------
                 Net Increase (Decrease) from Capital Share Transactions          14,056           (23,196)
-----------------------------------------------------------------------------------------------------------
         Total Increase (Decrease)                                                15,927           (22,305)
-----------------------------------------------------------------------------------------------------------
NET ASSETS
         Beginning of Period                                                     285,699           308,004
                                                                                ---------------------------
         End of Period                                                          $301,626          $285,699
===========================================================================================================

(1)Shares Issued (Redeemed)
         Issued                                                                    5,047             6,073
         Issued in Lieu of Cash Distributions                                        778             1,634
         Redeemed                                                                 (4,384)          (10,239)
                                                                                ---------------------------
                 Net Increase (Decrease) in Shares Outstanding                     1,441            (2,532)
===========================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

         The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

----------------------------------------------------------------------------------------------------------------------------
                                                                                 PREFERRED STOCK FUND
                                                                                YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                   SIX MONTHS ENDED  ----------------------------------------------------------------
THROUGHOUT EACH PERIOD                      APRIL 30, 1997         1996        1995         1994         1993          1992
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $9.67        $9.61       $8.35        $9.99        $9.32         $9.06
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                              .32          .69         .66          .66         .690          .749
    Net Realized and Unrealized Gain (Loss)
           on Investments                              .09          .04        1.25        (1.46)        .685          .236
                                                  --------------------------------------------------------------------------
           Total from Investment Operations            .41          .73        1.91         (.80)       1.375          .985
                                                  --------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income              (.34)        (.67)       (.65)        (.70)       (.705)        (.725)
    Distributions from Realized Capital Gains           --           --          --         (.14)          --            --
                                                  --------------------------------------------------------------------------
           Total Distributions                        (.34)        (.67)       (.65)        (.84)       (.705)        (.725)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $9.74        $9.67       $9.61        $8.35        $9.99         $9.32
============================================================================================================================

TOTAL RETURN                                         4.30%        8.04%      23.79%       -8.45%       15.56%        11.34%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)              $302         $286        $308         $305         $392          $187
    Ratio of Total Expenses to
           Average Net Assets                       0.38%*        0.39%       0.52%        0.51%        0.53%         0.58%
    Ratio of Net Investment Income to
           Average Net Assets                       6.58%*        7.23%       7.43%        7.27%        6.77%         7.43%
    Portfolio Turnover Rate                           35%*          31%         20%          27%          45%           33%
    Average Commission Rate Paid                    $.0600       $.0600         N/A          N/A          N/A           N/A
---------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Preferred Stock Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

         1. SECURITY VALUATION: Securities are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

         2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. EQUALIZATION: Prior to November 1996, the Fund followed the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, was credited or charged to undistributed net investment income. As a result, undistributed income per share was unaffected by capital share transactions. As of November 1, 1996, the Fund has discontinued equalization accounting and has reclassified accumulated net equalization credits of $1,837,000 from undistributed net investment income to paid in capital. This reclassification has no effect on the Fund's net assets, results of operations, or net asset value per share.

         4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

         6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended April 30, 1997, the advisory fee represented an effective annual rate of 0.13% of the Fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the board of trustees. At April 30, 1997, the Fund had contributed capital of $25,000 to Vanguard (included in Other Assets), representing 0.1% of Vanguard's capitalization. The Fund's trustees and officers are also directors and officers of Vanguard.

D. During the six months ended April 30, 1997, the Fund purchased $56,397,000 of investment securities and sold $48,021,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $6,329,000 and $3,412,000, respectively.

         At October 31, 1996, the Fund had available a capital loss carryforward of $4,273,000 to offset future net capital gains of $345,000 through October 31, 2002, and $3,928,000 through October 31, 2003.

E. At April 30, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $7,346,000, consisting of unrealized gains of $8,910,000 on securities that had risen in value since their purchase and $1,564,000 in unrealized losses on securities that had fallen in value since their purchase.

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
         and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
         Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer,
         Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co.,
         Ikon Business Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massa-chusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of
         American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
         University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
         NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
         Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
         Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
         Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President,
         Information Technology.

JAMES H. GATELY, Senior Vice President,
         Individual Investor Group.

IAN A. MACKINNON, Senior Vice President,
         Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and
         Chief Financial Officer.

[THE VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

http://www.vanguard.com  online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1997 Vanguard Marketing Corporation, Distributor

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
   Vanguard/Windsor Fund
   Vanguard/Windsor II
   Vanguard Equity Income Fund
   Vanguard Growth and Income Portfolio
   Vanguard Selected Value Portfolio
   Vanguard/Trustees' Equity-U.S. Portfolio
   Vanguard Convertible Securities Fund

BALANCED FUNDS
   Vanguard/Wellington Fund
   Vanguard/Wellesley Income Fund
   Vanguard STAR Portfolio
   Vanguard Asset Allocation Fund
   Vanguard LifeStrategy Portfolios

GROWTH FUNDS
   Vanguard/Morgan Growth Fund
   Vanguard/PRIMECAP Fund
   Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
   Vanguard Explorer Fund
   Vanguard Specialized Portfolios
   Vanguard Horizon Fund

INTERNATIONAL FUNDS
   Vanguard International Growth Portfolio
   Vanguard International Value Portfolio

INDEX FUNDS
   Vanguard Index Trust
   Vanguard Tax-Managed Fund
   Vanguard Balanced Index Fund
   Vanguard Bond Index Fund
   Vanguard International Equity Index Fund
   Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
   Vanguard Money Market Reserves
   Vanguard Treasury Money Market Portfolio
   Vanguard Admiral Funds

INCOME FUNDS
   Vanguard Fixed Income Securities Fund
   Vanguard Admiral Funds
   Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
       (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
   Vanguard Municipal Bond Fund
   Vanguard State Tax-Free Funds
       (CA, FL, NJ, NY, OH, PA)

Q382-4/97